United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas		72211
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (501) 850-0820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UNIT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in the Company’s Certifying Accountant

(a)     Dismissal of Independent Registered Public Accounting Firm

On March 16, 2020, the Audit Committee of the Board of Directors of Uniti Group Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s audit report as of and for the year ended December 31, 2019 and 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC’s reports for the years ended December 31, 2019 and 2018 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2019 and 2018 and the subsequent interim period through March 16, 2020, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company identified a material weakness in its internal control over financial reporting related to the identification and valuation of certain assets in the application of the acquisition method of accounting for asset acquisitions, including the determination of appropriate useful lives for certain assets. Specifically, our controls over the development and application of inputs, assumptions and calculations used in fair value measurements were not designed and operating effectively at an appropriate level of precision.

The Company has provided PwC with a copy of this Form 8-K and requested that PwC furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of PwC’s letter dated March 20, 2020 is filed as Exhibit 16.1 to this Form 8-K.

(b)     Engagement of New Independent Registered Public Accounting Firm

On March 16, 2020, following the conclusion of a process managed by the Company’s Audit Committee, the Audit Committee approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm beginning with the year ending December 31, 2020. During the Company’s years ending December 31, 2019 and 2018 and through March 16, 2020, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter to the U.S. Securities and Exchange Commission dated March 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2020	UNITI GROUP INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Executive Vice President – General Counsel and Secretary